Michael G. Carlton President and Chief Executive Officer Ryan Beck & Co. Financial Institutions Investor Conference December 7, 2006 Exhibit 99.1

This presentation may contain forward-looking statements. These statements are not historical facts, but rather are based on our current expectations, estimates and projections about our industry, our beliefs and assumptions.
Words including “may,” “will,” “could,” “would,” “should,” “anticipate,”
“expect,” “intend,” “plan,” “project,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which remain beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. These risks and uncertainties are described in “Risk Factors” and elsewhere in the prospectus. We caution you not to place undue reliance on these forward-looking statements, which reflect our management’s view only as of the date of the prospectus. We are not obligated to update these statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of the prospectus or to reflect the occurrence of unanticipated events.
Forward Looking Statements

About Crescent Financial
Headquartered in Cary, North Carolina
State-chartered community bank formed in 1998; holding company was formed in June 2001.  Multi-bank holding company for both Crescent State Bank and
Port City Capital Bank.
Primary market areas are the Raleigh-Durham, Moore County (Pinehurst) and
Wilmington markets
Crescent State Bank has 10 full-service offices and Port City Capital Bank has one full-service office.
At September 30, 2006 we had:
Assets: $684 million
Net Income:
$4.3 million (last twelve months)
Market Cap:
$111 million (approximately)
Inside ownership 21.89%
Institutional ownership 3.34%
Average daily volume
7,102 shares (year-to-date)
Presently traded on the NASDAQ Global Market under the symbol “CRFN”

Our Strategy for Profitable Growth
Increase presence in central and southeast North Carolina growth markets
Balance EPS growth and Franchise Expansion
Identify communities of interest and then focus on Banker of Choice
Empower seasoned employees to make decisions at local level
Sustain growth of core deposit funding in very competitive market

1999 2000 2001 2002 2003 2004 2005
1998
Crescent State Bank
established in
Cary, NC
December 31, 1998
Crescent Financial
Corp. was formed on
June 29, 2001
Completed $9.1M
acquisition of Centennial
Bank August 29, 2003
Announced joining
the Russell
Microcap Index
August 19, 2005
2006
Completed acquisition of
Port City Capital Bank in
Wilmington, NC
August 31, 2006
Our History
$6.3M Secondary
Offering
Completed
August 20, 2002
$14M Public
Offering
Completed
December 2, 2005
Issued $8M of
trust preferred
securities
August 27, 2003

6 Market Area Crescent headquarters Crescent offices Port City office Estimated Population Growth % 2005-2010 <5% 5% to 10% >10%

Raleigh-Durham (Triangle Market)
Home to the Research Triangle Park, one of the nation’s leading technology business centers
World-class academic institutions and corporate research and development
Since the 1990 census, the Triangle area has experienced a 35.4% increase in population - almost three times the U.S. growth rate of 13%
The Triangle area has had consistently low unemployment rates accompanied by high rates of job growth
Cary was named the “best place to live” on the east coast and one of the six most desirable places to live in America by Money Magazine
Source: Wake County Economic Development
High Growth Markets

Greater Wilmington Area/Coastal Market
Wilmington is the largest city in southeastern North Carolina
Economists have forecasted growth in the Greater Wilmington area to be the strongest in the state between 2004 and 2010
It is projected that Brunswick county will triple its population and expand its economy in double digits each year for the next 10 years
Current and future retirement community for the emerging amount of baby-boomers
Lee and Moore County Market
Home of the towns of Pinehurst, Sanford and Southern Pines
Moore County is a popular retirement area and is famous for its abundance of world-
class golf courses
Pinehurst hosted the 1999 and 2005 men’s US Open Golf Championship
High Growth Markets
-Source: Greater Wilmington Chamber of Commerce
-Source: www.newcomer.com/cities/wilmington/WIMbrunswick.html

9 0% 5% 10% 15% 20% 25% Wake Johnston Lee Moore New Hanover Household Growth Employment Growth High Growth Markets Source: NC Profile and SNL Financial LC. Growth (2000-2005) NC Avg.

Management Team
30
24
22
23
Years in Banking
SVP & COO
SVP & Senior Credit
Officer
SVP & CFO
President & CEO
Title
1
Ray D. Vaughn
Ray D. Vaughn
8
Bruce W. Elder
Bruce W. Elder
8
Michael G. Carlton
Michael G. Carlton
8
Thomas E. Holder, Jr.
Thomas E. Holder, Jr.
Years with CRFN

11 Financial Data

Financial Highlights
Assets($000)
$684,171 69%
23% organic growth
Net Loans($000)
$519,493 63%
24% organic growth
Deposits($000)
$540,231 73%
27% organic growth
Net Income($000)
$4,264 51%
EPS $.69 21%
ROAE 9.50% -71 basis points
ROAA .93% +15 basis points
LTM
9/30/06
%Change
From 9/30/05

Balance Sheet Growth
Assets ($MM's)
129
182
274
331
411
684
0
100
200
300
400
500
600
700
800
2001 2002 2003 2004 2005 9/30/06
Equity ($MM's)
10
18
24
27
41
81
0
10
20
30
40
50
60
70
80
90
2001 2002 2003 2004 2005 9/30/06
Net Loans ($MM's)
79
124
213
254
324
519
0
100
200
300
400
500
600
2001 2002 2003 2004 2005 9/30/06
Deposits ($MM's)
113
153
219
274
322
540
0
100
200
300
400
500
600
2001 2002 2003 2004 2005 9/30/06

Deposit Composition
$322.1 million of total deposits
$540.2 million of total deposits
Deposit Composition
December 31, 2005
36%
19%
15%
13%
3%
14%
DDA NOW Savings
MMDA CD's $100K or more CD's less than $100K
Deposit Composition
September 30, 2006
13%
14%
8%
14%
39%
12%
DDA NOW Savings
MMDA CD's $100K or more CD's less than $100K

Loan Composition
$328.3 million of gross loans
$526.1 million of gross loans
Loan Composition
December 31, 2005
2%
52%
14%
5%
11%
16%
Commercial RE Construction 1 to 4 family
Home equity C&I Consumer
Loan Composition
September 30, 2006
1%
12%
8%
4%
19%
56%
Commercial RE Construction 1 to 4 family
Home equity C&I Consumer

Loan Loss Reserves / Non-Performing Assets
(1)
1231%
9065%
2072%
260% 410%
0%
1000%
2000%
3000%
4000%
5000%
6000%
7000%
8000%
9000%
10000%
2001 2002 2003 2004 2005 9/30/06
Non-Performing Assets
(1)
/ Total Assets
0.06%
0.09%
0.00% 0.01%
0.05%
0.33%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
0.35%
2001 2002 2003 2004 2005 9/30/06
Asset Quality & Reserve Coverage
Net Charge-Offs / Average Loans
0.03%
0.09%
0.05%
0.15%
0.04%
0.02%
0.00%
0.02%
0.04%
0.06%
0.08%
0.10%
0.12%
0.14%
0.16%
2001 2002 2003 2004 2005 9/30/06
Loan Loss Reserves / Gross Loans
1.36%
1.52%
1.42%
1.33%
1.25%
1.39%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
2001 2002 2003 2004 2005 9/30/06
(1) Non-performing assets include non-accrual loans, loans 90 days or more past due, and repossessed assets
NM

Earnings Growth
Noninterest Income ($MM's)
$441
$754
$1,654
$1,998
$2,433
$2,585
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2001 2002 2003 2004 2005 LTM
9/30/2006
Net Income ($MM's)
$1,228
$1,655
$2,333
$3,144
$4,264
$307
$0
$900
$1,800
$2,700
$3,600
$4,500
2001 2002 2003 2004 2005 LTM
9/30/2006
Earnings per Share
$0.12
$0.38 $0.38
$0.47
$0.61
$0.69
$0.00
$0.20
$0.40
$0.60
$0.80
2001 2002 2003 2004 2005 LTM
9/30/2006
Net Interest Income ($MM's)
$3,762
$5,367
$7,201
$10,430
$13,955
$17,142
$0
$3,000
$6,000
$9,000
$12,000
$15,000
$18,000
2001 2002 2003 2004 2005 LTM
9/30/2006

Profitability
ROAA (%)
0.31%
0.85%
0.79%
0.76%
0.84%
0.93%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
2001 2002 2003 2004 2005 LTM
9/30/2006
Net Interest Margin (%)
3.98%
3.87%
3.64%
3.61%
3.94%
3.99%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
2001 2002 2003 2004 2005 LTM
9/30/2006
ROAE (%)
2.97%
9.31%
8.25%
9.14%
10.34%
9.50%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
2001 2002 2003 2004 2005 LTM
9/30/2006
Efficiency Ratio (%)
82%
67%
65%
68%
66%
63%
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
2001 2002 2003 2004 2005 LTM
9/30/2006

19 Port City Acquisition Completed August 31, 2006

Port City Acquisition
Crescent headquarters
Crescent offices
Port City office
Announced April 6, 2006
Closed August 31, 2006
Purchase Price $39.2M
Price/Share $33.00
Consideration 90% stock/10% cash
Pro Forma Ownership 26.7%
Board Seats 3

Overview of Port City
Port City began operations in July 2002 in Wilmington, NC
Business focused bank with limited retail exposure
Port City financial highlights
(1)
:
Assets:
$170M   (31% LTM Growth)
ROAA (LTM):
1.33%
ROAE (LTM):
16%
Efficiency ratio (LTM):
42%
Net interest margin (LTM):
4.21%
NPAs / assets: 0.00%
Pristine asset quality – no charge-off or NPA history
(1) Source: SNL Financial LC as of June 30, 2006

The acquisition will create shareholder value through:
Highly Talented People
Experienced management team with proven performance
Highly respected board members
Key employees to sign non-compete agreements
Strong Earnings
Expected to be accretive to EPS during first full year of combined operations
Acquisition driven by revenue/earnings growth not cost savings
Higher lending limits
Significant potential for additional business with current customers
Transaction Merits

23 Stock Performance and Shareholder Returns

Historical Stock Price Performance (1)
(1) Trading activity from 8/11/1999 (first day of trading history) to 11/7/06.
Source: SNL Financial LC.
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
Aug-99 Feb-00 Jul-00 Jan-01 Jul-01 Jan-02 Jun-02 Dec-02 Jun-03 Nov-03 May-04 Nov-04 May-05 Oct-05 Apr-06 Oct-06
0
50,000
100,000
150,000
200,000
250,000
300,000
10% Stock
Dividend
12.5% Stock
Dividend
12.5% Stock
Dividend
Secondary Offering
Completed 8/20/02
15% Stock
Dividend
Centennial
Acquisition
Completed 8/20/02
20% Stock
Dividend
15% Stock
Dividend
Public Offering
Completed 12/2/05
15% Stock
Dividend
Acquisition of
PCCB completed
August 31, 2006

Relative Price Performance (1)
0
50
100
150
200
250
300
350
400
Aug-99 Feb-00 Jul-00 Jan-01 Jul-01 Jan-02 Jun-02 Dec-02 Jun-03 Nov-03 May-04 Nov-04 May-05 Oct-05 Apr-06 Oct-06
193%
161%
58%
46%
Crescent Financial Corporation SNL Bank Index SNL Southeast Bank Index SNL Bank < $500MM Index
(1) Trading activity from 8/11/1999 (first day of trading history) to 11/7/06.
Source: SNL Financial LC.

26 CRFN: An attractive Investment Opportunity 210% Price*/Tangible Book Value 131% Price*/Book Value 18.7x Price*/LTM EPS 63% LTM Organic Loan Growth 21% LTM EPS Growth * Price as of 11/20/06 = $12.92

Significant growth potential in dynamic banking markets
Opportunities for continued expansion into Wilmington and surrounding markets
Established local identity in the high-growth communities served
Seasoned management team with an intimate knowledge of the local markets
Track record of stable earnings and balance sheet growth
Strong loan growth accompanied by exceptional asset quality
Commercially focused business mix
Investment Highlights

Continue to position ourselves for future growth through denovo and acquisition expansion
Fully integrate the Port City merger and leverage the franchise
Take advantage of the ample opportunity to capture market share
Prepare for additional branching in 2007 and 2008
2007 Outlook

Crescent Financial Corporation Crescent Financial Corporation